SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported)          September 8, 2003

CORAM HEALTHCARE CORPORATION

(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction	1-11343 (Commission	33-0615337 (IRS Employer
of incorporation)	File Number)	Identification No.)

1675 Broadway, Suite 900, Denver, Colorado 80202

(Address of principal executive offices)        (Zip code)

Registrant’s telephone number, including area code (303) 292-4973

(Former name or former address, if changed since last report)

     Indicate by check mark whether the registrant has filed all documents and reports required to be filed by Sections 12, 13 or 15(d) of the Securities Exchange Act of 1934 subsequent to the distribution of securities under a plan confirmed by a court. Yes [ ] No [ ]
(On August 8, 2000, the registrant and one of its wholly-owned subsidiaries filed voluntary petitions under Chapter 11 of Title 11 of the United States Code in the Bankruptcy Court for the District of Delaware. Through September 23, 2003, no plan or plans of reorganization have been confirmed by such court.)

Item 5. Other Events and Regulation FD Disclosure

On September 8, 2003, Arlin M. Adams, Esquire, the Chapter 11 trustee for the bankruptcy estates of Coram Healthcare Corporation (“CHC”) and its wholly-owned subsidiary, Coram, Inc. (“CI”) (CHC and CI are hereinafter collectively referred to as the “Debtors”), filed a Modification to the Chapter 11 Trustee’s Amended Joint Plan of Reorganization (the “Modification”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) in the Debtors' jointly administered bankruptcy cases. The Modification has been attached as Exhibit 99.1 to this report.

As previously reported on CHC’s Current Report on Form 8-K, dated July 11, 2003, two competing proposed plans of reorganization were filed in the Debtors’ jointly administered bankruptcy cases. The plans of reorganization were proposed by (i) the Chapter 11 trustee and (ii) the Official Committee of Equity Security Holders of Coram Healthcare Corporation (the “Equity Committee”).

The Chapter 11 trustee’s proposed plan of reorganization, which was subsequently modified by the Modification, and the Chapter 11 trustee’s disclosure statement were filed in the Bankruptcy Court on June 17, 2003 and June 24, 2003, respectively. The Chapter 11 trustee’s plan of reorganization and the related disclosure statement were filed as exhibits to the aforementioned Current Report on Form 8-K and may be subject to further changes or amendments.

The Equity Committee’s proposed plan of reorganization and the Equity Committee’s disclosure statement were filed in the Bankruptcy Court on June 17, 2003 and June 26, 2003, respectively. The Equity Committee’s plan of reorganization and the related disclosure statement were filed as exhibits to the aforementioned Current Report on Form 8-K and may be subject to changes or amendments.

Certain creditors and interest holders have voted on each and, in some cases, both of the proposed plans of reorganization. The Chapter 11 trustee’s proposed plan of reorganization, as modified, and the Equity Committee’s proposed plan of reorganization remain subject to confirmation by the Bankruptcy Court. The hearing to consider confirmation of each of the Chapter 11 trustee’s and the Equity Committee’s proposed plans of reorganization and any objections thereto is scheduled to commence at 10:30 a.m. Eastern Daylight Savings Time on September 30, 2003. The deadline to object to confirmation of either the Chapter 11 trustee’s plan of reorganization or the Equity Committee’s plan of reorganization was August 7, 2003 and, in connection therewith, certain objections have been filed against each of the proposed plans of reorganization. No assurances can be given that either proposed plan of reorganization will be confirmed by the Bankruptcy Court.

2

Note: Except for historical information, all other statements in this report are “forward-looking” within the meaning of the Private Securities Litigation Reform Act of 1995. The actual results of the Debtors and their operating subsidiaries (collectively the “Company”) may vary materially from these forward-looking statements due to important risk factors, including the Company’s historical lack of profitability; uncertainties associated with the outcomes of certain pending legal matters, including the bankruptcy proceedings; the Company’s leveraged financial structure; the Company’s ability to comply with certain governmental regulations; the Company’s need to obtain additional financing or equity; the Company’s limited liquidity; the Company’s dependence upon its relationships with third party payers and the prices paid by such third party payers for the Company’s services; and certain other factors. Risk factors are described in greater detail in the Company’s Annual Reports on Form 10-K, Form 10-Q Quarterly Reports and Form 8-K Current Reports on file with the Securities and Exchange Commission.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

Exhibit
Number	Description of Document

99.1	Modification to the Chapter 11 Trustee’s Amended Joint Plan of Reorganization

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORAM HEALTHCARE CORPORATION

Date: September 23, 2003	By:	/s/ ALLEN J. MARABITO

	Name:	Allen J. Marabito
	Title:	Executive Vice President and principal executive officer fulfilling the duties and responsibilities of president and chief executive officer of the registrant

4

EXHIBIT INDEX

Exhibit
Number	Description of Document

99.1	Modification to the Chapter 11 Trustee’s Amended Joint Plan of Reorganization

5